The Lincoln National Life Insurance Company:
Lincoln Life Flexible Premium Variable Life Account M

Supplement Dated February 1, 2023
To the Product Prospectus dated May 1, 2022 for:
Lincoln MoneyGuard Market Advantage®

This Supplement outlines changes to the prospectus for Lincoln MoneyGuard Market Advantage® that will be applicable to policies issued on or after February 13, 2023.
Please refer to the May 1, 2022, prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.
This Supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Special Terms provision, as amended by this Supplement.
The prospectus is being amended as follows (in the order of how these respective provisions appear in the prospectus):
Changes to the “Special Terms” section (pgs. 3-5):

The following definitions have been added/revised to the Special Terms provision:

Chronically Ill - Long-Term Care Benefits Rider—The Insured has been certified within the preceding 12 months as being unable to either perform (without substantial/hands-on assistance) at least two activities of daily living for at least 90 consecutive days (i.e. bathing, continence, dressing, eating, toileting and transferring); or requires substantial/hands-on supervision due to severe cognitive impairment.
Elimination Period -The length of time between the beginning of an eligible chronic illness and receiving benefit payments.
Changes to “Right to Examine Period” provision (pg. 27):

Language relating to California has been removed from the first sentence of the third paragraph and the following paragraph has been added:

If you are 60 years old and older and your Policy is issued in California, your Policy may be returned within 30 days from the date you received it during that 30-day period, your money will be placed in a Fixed Account or money market Sub-Account, unless you direct that the Premium be invested in an Underlying Fund designated by you within the Policy during the 30-day period. If you do not direct that the Premium be invested in an Underlying Fund, and if you return the Policy within the 30-day period, you will be entitled to a refund of the Premium and any policy fee paid. If you direct that the Premium to be invested in an Underlying Fund designated by you during the 30-day period, and if you return the Policy during that period, you will be entitled to a refund of the Policy’s account value on the day the Policy is received, which could be less than the Premium you paid for the Policy, plus any policy fee paid. A return of the Policy after 30 days may result in a substantial penalty, known as a surrender charge. (Note: For California policies, you may direct us, in writing, to proceed to allocation your Net Premiums before the end of the 30 days.)

Changes to “Transfers” provision (pgs. 27-28):

The last paragraph has been updated to read as follows:

We reserve the right to change the terms and conditions of the “Transfers” section in response to changes in legal or regulatory requirements. Further, we reserve, at our sole discretion, the right to limit or modify transfers in the interest of overall fund management or transfers that may have an adverse effect on other Policy Owners. Transfer rights may be restricted in any manner or terminated until the beginning of the next Policy Year if we determine that your use of the transfer right may disadvantage other Policy Owners.

Changes to Long-Term Care Benefits Rider (pgs. 30-39):

The following language has been added under Eligibility (sub-section b. of the first paragraph):

Please note for California residents:

A Licensed Health Care Practitioner, independent of the insurer, shall certify that the Insured meets the definition of “Chronically Ill Individual”:

1) An Insured has the option of submitting a certification to the insurer or submitting a notice of claim and requesting that the insurer conduct the assessment. If the Insured requests that the insurer conduct the assessment, the insurer shall provide an independent Licensed Health Care Practitioner to conduct the assessment. If a health care practitioner makes a determination, pursuant to this section, that an Insured does not meet the definition of “Chronically Ill Individual”, the insurer shall notify the Insured that the Insured shall be entitled to a second assessment by a Licensed Health Care Practitioner, upon request, who shall personally examine the Insured. The requirement for a second assessment shall not apply if the initial assessment was performed by a practitioner who otherwise meets the requirements of this section and who personally examined the Insured.

2) The assessments shall be performed promptly with the certification completed as quickly as possible to ensure that an Insured’s benefits are not delayed.

3) A Licensed Health Care Practitioner shall develop a written Plan of Care after personally examining the Insured.

4) The costs to have a Licensed Health Care Practitioner certify that an Insured meets, or continues to meet, the definition of “Chronically Ill Individual” or to prepare a written Plan of Care shall not count against the lifetime maximum of the Policy or certificate.

5) In order to be considered “independent of the insurer”, a Licensed Health Care Practitioner shall not be an employee of the insurer and shall not be compensated in any manner that is linked to the outcome of the certification.

The following language has been updated under Eligibility (sub-section c (i). of the second paragraph):

(i) for reimbursement of costs incurred and actually paid by the Insured for Covered Services which are Qualified Long-Term Care Services prescribed in the Plan of Care and that have not already been reimbursed by us or Medicare/Medical; or

The first paragraph has been updated under the “Flexible Care Cash Benefits” provision:

Flexible Care Cash Benefits: If the Insured has met all Benefit Conditions listed in the “Eligibility” provision of this Rider, Flexible Care Cash will be available for 7 days per week. Flexible Care Cash can be used to provide assistance with paying for Qualified Long-Term Care Services outlined in the Insured’s Plan of Care while the Insured is residing in their home. The Insured, their Licensed Health Care Practitioner, and we must agree that the services are appropriate in meeting the Insured’s long-term care needs. Flexible Care Cash is a supplemental benefit intended to provide the Chronically Ill Insured the ability to pay for services that are not otherwise eligible for reimbursement under the Rider. Receipts for services provided on days for which Flexible Care Cash is requested are not required for payment.

The following language has been added under sixth paragraph of the “Impact of Claims on Benefit Payments” section:

For Policies issued prior to September 13, 2021, subject to state availability, if, on the date your claim is closed, the Policy’s Specified Amount and/or Accumulation Value are greater than zero, the LTC Benefit Limit and the Maximum Monthly LTC Benefit will no longer be fixed as described in your Policy, and you may submit a request to reallocate any Accumulation Value in the Fixed Account. The Transfer limits as described in the “Transfers” section do not apply to this reallocation.

The following bullet points under the “Covered Services” section have been updated/added as follows:

•	Adult day care services (also known as Residential Care)
•	Nursing home care services (also known as Nursing Facility)
•	Personal care services/homemaker services

The following language has been updated under the “Impact of Rider on Policy” section (sub-section “Impact of Benefit Payments on Policy Values:”):

Impact of Benefit Payments on Policy Values: While the Policy’s Accumulation Value is greater than zero (or equal to the Policy’s Specified Amount if issued in the State of California), benefit payments under this Rider for Flexible Care Cash and/or any Covered Service or combination of Covered Services (other than Caregiver Training) will reduce the Policy’s Accumulation Value and Surrender Value dollar for dollar.  While the Policy’s Accumulation Value is less than the Policy Specified Amount, benefit payments under this Rider for Flexible Care Cash and/or any Covered Service or combination of Covered Services (other than Caregiver Training) will reduce the Policy’s Accumulation Value proportionally to the change in Specified Amount.

The following language has been updated under the “Lapse and Lapse Protection” section (sub-section “Reinstatement of Rider:”):

Reinstatement of Rider: In the event of a lapse, subject to meeting the criteria in the Rider, your Policy may be reinstated. This Rider will not be reinstated if the Policy Lapses and is reinstated more than 6 months after the date of Lapse. If, however, the Insured provides proof of cognitive impairment or loss of functional capacity, we will reinstate the Policy and this Rider without evidence of insurability, regardless of the Attained Age of the Insured on the date of Lapse. This option is available to the Insured, if requested within five months after termination, and we receive past due Premium. Please refer to your Rider for additional information.

The following language has been updated/added under the “Claims” section:

The first sentence of the first paragraph has been updated to the following:

We must receive notice of your claim within 60 days (20 days in the state of California) after the date the covered loss starts.

The second paragraph has been updated to the following:

Once you begin receiving benefits, we reserve the right, from time to time, to verify that the Insured and the Insured’s care providers meet all eligibility requirements of this Rider. The Insured must be reassessed by a Licensed Health Care Practitioner, at least once every 12 months, and certify to us that the Insured remains Chronically Ill. Generally, proof of loss (reasonably determined by us) must be received within 30 days after the end of each Policy Month for which benefits are sought. In the state of California, proof of loss must be furnished to the insurer within 90 days after the termination of the period for which the insurer is liable. State variations may apply.

The following language has been added:

Impacts of Claims on New Benefits (California Residents): We will make available, new benefits or benefit eligibility, within 12 months of the date a new version of a Policy with additional or different benefits is made available in California. To be eligible for an upgrade of your existing Policy, you must not be receiving benefits or be within the Elimination Period of that Policy.
In the event you are eligible for an upgrade, we will offer you the opportunity to upgrade your Policy, as approved by the California Department of Insurance, subject to our underwriting requirements for the upgraded coverage, and as may be appropriate in one of the following ways:

a.
By adding a rider or endorsement to your Policy, which may or may not have an additional Premium, based on your Attained Age at that time. The Premium for your original Policy will remain unchanged based on your age at issue; or

b.	By replacing your existing Policy with a subsequent Policy based on your Attained Age and subject to Premium credits for past Premiums paid; or

c.	By replacing your existing Policy with a new Policy based on your original issue age.

The following language has been added at the end of the first paragraph under the “Value Protection Rider” provision (pgs. 39-41):
State variations may apply.
The following language has been added under the “Impact of Rider on Policy” section (sub-section Reinstatement of Rider:”):
For California: If the Insured provides proof of cognitive impairment or loss of functional capacity, we will reinstate the Policy and this Rider without evidence of insurability, regardless of the Attained Age of the Insured on the date of Lapse. This option is available to the Insured, if requested within five months after termination, and we receive past due Premium.